EATON VANCE SHORT-TERM TREASURY FUND


                  Supplement to Prospectus dated April 22, 1998



         Effective immediately, distribution fee payments from the Principal Underwriter to financial service firms and others will be made on new accounts only if the Principal Underwriter has previously authorized in writing such payments for identified accounts.


October 1, 1998









                                                                           TYPS